Share-Based Compensation	6 Months Ended
Sep. 30, 2024
Share-Based Compensation [Abstract]
Share-based compensation

10. Share-based compensation

Effective on May 31, 2022, the Company employed three non-executive directors. As part of compensation expenses, the Company agreed to issue ordinary shares to the three directors. On quarterly basis, each director would receive ordinary shares with a fair value of $5,000, and the number of ordinary shares is determined by the closing market price on issuance dates.

For the six months ended September 30, 2023, the Company issued an aggregate of 4,194 ordinary shares to the three directors and recognized share-based compensation expense of $11,742.

For the six months ended September 30, 2024, the Company issued an aggregate of 11,334 ordinary shares to the three directors and recognized share-based compensation expense of $29,944.